GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Ultra Short Bond ETF

(the “Fund”)

Supplement dated April 30, 2021 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2020, as supplemented to date

Effective immediately, Matthew Kaiser no longer serves as a portfolio manager for the Fund. David Fishman, Todd Henry, and David Westbrook will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Kaiser in the Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus and SAI for future reference.

ACCESSETFGSSTSTK 04-21